UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2013

SYNIVERSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32432	30-0041666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

As previously disclosed, on June 30, 2012, Syniverse Holdings, Inc. (“Syniverse” or the “Company”) entered into an agreement to acquire all of the shares and preferred equity certificates in WP Roaming III S.á.r.l. (“MACH”) exclusive of Evenex ApS and its wholly owned subsidiary Evenex AS (the “Transaction”). Proceeds from an expected $625,000,000 senior secured credit facility (the “Term Loan Facility”) and a backstop facility which will be available if and to the extent that the Company is unable to incur all or a portion of the Term Loan Facility in compliance with its existing financing agreements on the closing date of the Transaction (the “Backstop Facility,” and, together with the Term Loan Facility, the “Facilities”), together with the proceeds of any debt issued in lieu of the Backstop Facility, and cash on hand at the Company will be used to finance the Transaction and pay the fees and expenses related to the foregoing.

In connection with the proposed Term Loan Facility, Syniverse intends to provide potential lenders with an information memorandum containing summary financial and certain other information with respect to MACH and pro forma financial information for Syniverse, which has not been previously publicly disclosed. Such information is disclosed below.

This report is not intended to fulfill the Company’s requirements to file with the SEC the financial statements of businesses acquired or to be acquired under Article 3-05 of Regulation S-X or pro forma financial statements required by Article 11 of Regulation S-X. The Company intends to file the pre-acquisition audited financial statements required by Article 3-05 of Regulation S-X and the pro forma financial statements required by Article 11 of Regulation S-X at a later date.

Information about MACH

Like Syniverse, MACH is a leading global provider of mobile interoperability services to mobile carriers and enterprises. MACH’s strong presence in EMEA and Asia and growing client base in key emerging markets is complementary to Syniverse’s strength in North America. For more than 20 years, MACH has served in a similar capacity to Syniverse as a third-party intermediary and partner to mobile operators. MACH’s service offerings include a number of products and services similar or complementary to those of Syniverse in roaming, network and messaging. Headquartered and incorporated in Luxembourg, MACH has a global geographic reach, with offices in 12 countries and employs approximately 750 people and serves a global customer base of approximately 650 wireless operators and approximately 400 enterprise customers.

The acquisition of MACH is expected to further Syniverse’s long-term strategy of providing highly reliable services to its customers at a global scale and growing its rest-of-world customer base. Among other things, the acquisition of MACH is expected to enable Syniverse to (i) broaden its geographic reach in international markets, including key developed and high-growth developing markets throughout EMEA and Asia Pacific, (ii) add key service offerings to Syniverse’s product portfolio and bring new global relationships with top mobile operators who have significant scale, reach and network capacity to Syniverse’s customer base, (iii) cross-sell services to a broader and more global customer base, (iv) realize cost synergies through network consolidation and sales efficiencies and (v) create new products and services to meet the rapidly changing needs of customers.

MACH Historical Summary Financial Information

The following information has been furnished by MACH to Syniverse, which has not independently verified the accuracy of such information. MACH’s historical financial results for any prior period are not necessarily indicative of results to be expected for any future period.

The historical summary information presented below has not been presented in accordance with Article 3-05 of Regulation S-X published by the SEC because Syniverse is not yet required to file with the SEC the financial statements of businesses acquired or to be acquired under Article 3-05 of Regulation S-X. Syniverse intends to file the pre-acquisition audited financial statements required by Article 3-05 of Regulation S-X at a later date.

MACH Historical Financial Summary

($ in millions)
	Fiscal Year End December 31,			Nine Months Ended September 30,		LTM
	2009	2010	2011	2011	2012	9/30/2012
Revenues
Roaming Services	$138.1	$136.5	$141.4	$105.8	$95.6	$131.2
% Growth	N/A	-1.2%	3.6%	N/A	-9.6%	N/A
Network Services	16.1	15.8	10.5	8.6	4.5	6.3
% Growth	N/A	-1.6%	-33.7%	N/A	-48.1%	N/A
Messaging Services	28.1	31.4	35.7	25.6	28.9	39.0
% Growth	N/A	11.7%	13.8%	N/A	12.8%	N/A

Total Revenues	$182.2	$183.6	$187.6	$140.0	$128.9	$176.5
% Growth	N/A	0.8%	2.2%	N/A	-7.9%	N/A

Costs and Expenses
Cost of operations	57.7	68.5	66.0	53.3	47.9	60.6
Sales and marketing	10.5	14.3	14.8	9.9	9.6	14.5
General and administrative	30.1	27.0	20.2	16.5	12.6	16.3
Depreciation and amortization	45.2	34.1	36.7	28.7	23.7	31.7
Restructuring and management termination benefits	—	1.6	1.2	1.4	4.1	3.9
Transaction related expenses	—	—	—	—	16.6	16.6
Impairment loss	499.4	1.3	—	—	—	—

Operating Income (loss)	$(460.5)	$36.8	$48.7	$30.2	$14.4	$32.9
% Margin	N/A	20.1%	25.9%	21.6%	11.2%	18.6%

Adjusted EBITDA (1)	$83.9	$78.9	$87.7	$61.0	$59.3	$86.0
% Margin	46.0%	43.0%	46.8%	43.6%	46.0%	48.7%
Capital Expenditures	7.8	11.9	11.4	7.1	7.4	11.8
% of Total Revenues	4.3%	6.5%	6.1%	5.1%	5.8%	6.7%

( € in millions)
	Fiscal Year End December 31,			Nine Months Ended September 30,		LTM
	2009	2010	2011	2011	2012	9/30/2012
Revenues
Roaming Services	€99.0	€102.8	€101.5	€75.2	€74.5	€100.9
% Growth	N/A	3.8%	-1.2%	N/A	-0.8%	N/A
Network Services	11.5	11.9	7.5	6.1	3.5	4.9
% Growth	N/A	3.3%	-36.8%	N/A	-43.1%	N/A
Messaging Services	20.2	23.6	25.7	18.2	22.5	30.0
% Growth	N/A	17.3%	8.5%	N/A	23.8%	N/A
Total Revenues	€130.7	€138.3	€134.7	€99.5	€100.5	€135.8
% Growth	N/A	5.8%	-2.6%	N/A	1.1%	N/A

Costs and Expenses
Cost of operations	41.4	51.6	47.4	37.9	37.4	46.9
Sales and marketing	7.5	10.8	10.6	7.0	7.5	11.1
General and administrative	21.6	20.3	14.5	11.8	9.8	12.6
Depreciation and amortization	32.4	25.7	26.4	20.4	18.5	24.5
Restructuring and management termination benefits	—	1.2	0.9	1.0	3.2	3.1
Transaction related expenses	—	—	—	—	12.9	12.9
Impairment loss	358.1	0.9	—	—	—	—
Operating Income	(€330.3)	€27.7	€35.0	€21.4	€11.2	€24.7
% Margin	N/A	20.1%	25.9%	21.6%	11.2%	18.2%
Adjusted EBITDA (1)	€60.2	€59.4	€63.0	€43.4	€46.2	€65.9
% Margin	46.0%	43.0%	46.8%	43.6%	46.0%	48.5%
Capital Expenditures	5.6	9.0	8.2	5.0	5.8	9.0
% of Total Revenues	4.3%	6.5%	6.1%	5.1%	5.8%	6.6%

Note: Financials converted from EUR to USD using average conversion rate for respective twelve and nine-month periods.

1.	Adjusted EBITDA is a non-GAAP measure. See below for a reconciliation of Adjusted EBITDA to Net Income (Loss).

MACH Adjusted EBITDA Reconciliation

($ in millions)	Fiscal Year End December 31,			Nine Months Ended September 30,		LTM
	2009	2010	2011	2011	2012	9/30/2012
Net income (loss)	$(488.3)	$(33.2)	$(47.7)	$(42.5)	$(54.0)	$(59.2)
Other income (expense), net	56.0	64.5	76.9	58.9	55.9	74.0
Provision for (benefit from) income taxes	(35.5)	(1.1)	7.9	8.0	6.9	6.8
Depreciation and amortization	45.2	34.1	36.7	28.7	23.7	31.7

EBITDA	$(422.6)	$64.4	$73.8	$53.0	$32.6	$53.4

Restructuring expenses	—	1.6	1.2	1.4	4.1	3.9
Financing and transaction related expenses	—	4.4	—	—	16.6	16.6
Impairment loss	499.4	1.3	—	—	—	—
Loss from discontinued operations	0.6	7.2	12.7	6.6	6.0	12.1
Loss on abondonment	6.6	—	—	—	—	—

Adjusted EBITDA	$83.9 $	78.9	$87.7	$61.0	$59.3	$86.0

( € in millions)	Fiscal Year End December 31,			Nine Months Ended September 30,		LTM
	2009	2010	2011	2011	2012	9/30/2012
Net income (loss)	(€350.2)	(€25.0)	(€34.3)	(€30.2)	(€42.1)	(€46.2)
Other income (expense), net	40.2	48.6	55.2	41.8	43.6	57.1
Provision for (benefit from) income taxes	(25.5)	(0.8)	5.6	5.7	5.4	5.4
Depreciation and amortization	32.4	25.7	26.4	20.4	18.5	24.5

EBITDA	(€303.1)	€48.5	€53.0	€37.7	€25.4	€40.7

Restructuring expenses	—	1.2	0.9	1.0	3.2	3.1
Financing and transaction related expenses	—	3.4	—	—	12.9	12.9
Impairment loss	358.1	0.9	—	—	—	—
Loss from discontinued operations	0.4	5.4	9.1	4.7	4.6	9.1
Loss on abandonment	4.7	—	—	—	—	—

Adjusted EBITDA	€60.2	€59.4	€63.0	€43.4	€46.2	€65.9

Note: Financials converted from EUR to USD using average conversion rate for respective twelve and nine-month periods.

☐ Restructuring expenses: MACH undertook a cost rationalization plan during 2010 and 2011. These costs were primarily related to severance costs associated with a reduction in workforce related to the geographical realignment of resources and functions.

☐ Financing and transaction related expenses: MACH incurred legal and advisory costs in relation to debt financing in 2010 and the Acquisition by Syniverse in the nine month period ended September 30, 2012.

☐ Impairment loss: During 2009, MACH determined that the carrying amount of goodwill assigned to its core reporting unit exceeded its implied fair value and recorded an impairment charge.

☐ Loss from discontinued operations: In 2011, MACH disposed of a line of business within the Evenex reporting unit and disposed of the entire reporting unit in 2012. As a result, Evenex is presented as discontinued operations for the three fiscal years 2011, 2010 and 2009 and in the nine month period ended September 30, 2012.

☐ Loss on abandonment: MACH abandoned its End2End business in 2009 following poor performance, and recorded a write-off of its remaining assets.

Unaudited Pro Forma Financial Information

The unaudited pro forma financial information presented below is not necessarily indicative of the results of operations of the combined company that would have resulted had the Transaction been effected on January 1, 2011, or the results that may be obtained by the consolidated company in the future. In addition, the unaudited pro forma financial information does not reflect any impact of conditions that may be imposed by regulatory authorities. The unaudited pro forma financial information has not been presented in accordance with Article 11 of Regulation S-X published by the SEC because Syniverse is not yet required to file the complete unaudited pro forma financial statements required by such regulations. Syniverse will file with the SEC unaudited pro forma financial information presented in accordance with the requirements of Article 11 of Regulation S-X at a later date.

The unaudited pro forma financial information is based on preliminary adjustments that management believes are reasonable and may be revised as additional information becomes available. These estimates, although made in good faith, may not reflect what Syniverse’s results of operations would have been had the Transaction occurred on January 1, 2011 or what the Company’s results of operations will be in the future. It also does not give effect to any one-time charges Syniverse may incur, such as restructuring and integration costs. The actual adjustments upon consummation of the Transaction and the allocation of the purchase price of MACH will depend on a number of factors, including additional financial information available at such time, and changes in values of the purchase consideration and the net assets acquired. Syniverse will record actual adjustments at the effective date of the Transaction. Therefore, the actual adjustments will differ from the pro forma adjustments assumed in connection with the unaudited pro forma financial information and it is possible the differences may be material.

Pro Forma Financials

($ in millions)	Fiscal Year Ended December 31	Nine Months Ended September 30,		LTM
	2011	2011	2012	9/30/2012
Revenues
Roaming Services	$367.0	$276.4	$243.0	$333.6
% Growth	12.9%	N/A	-12.1%	N/A
Network Services	339.9	252.4	264.6	352.1
% Growth	25.9%	N/A	4.8%	N/A
Messaging Services	229.8	171.6	164.6	222.8
% Growth	3.3%	N/A	-4.1%	N/A
Other	20.5	14.6	14.3	20.2

Total Revenues	957.2	715.0	686.5	928.7
% Growth	14.8%	N/A	-4.0%	N/A

Cost of operations	335.3	255.1	251.8	332.1

Gross profit	$621.9	$459.9	$434.7	$596.6
% Margin	65.0%	64.3%	63.3%	64.2%
Sales, general and administrative	206.1	149.5	149.1	205.7
Depreciation and amortization	270.7	200.4	170.9	241.2
Restructuring and management termination benefits	7.4	3.8	4.7	8.2

Operating Income	$137.7	$106.2	$110.0	$141.5
% Margin	14.4%	14.8%	16.0%	15.2%

Adjusted EBITDA (1)	431.9	322.0	298.9	408.9
% Margin	45.1%	45.0%	43.5%	44.0%

Capital expenditures	67.2	45.6	58.4	79.9
% of Revenues	7.0%	6.4%	8.5%	8.6%

Note: MACH 2011 financials adjusted to reflect the operating results for the period January 1, 2011 to June 30, 2011 of MACH Solutions GmbH, formerly OpTel Informatik, which was purchased by MACH on June 30, 2011. The adjustment reflects this event as if it occurred on January 1, 2011.

1.	Adjusted EBITDA is a non-GAAP financial measure. See above for a reconciliation of MACH Adjusted EBITDA to Net Income (Loss) and below for a reconciliation of Syniverse Adjusted EBITDA to Net Income (Loss).

Non-GAAP Financial Measures

We believe that Adjusted EBITDA is a measure commonly used by investors to evaluate our performance and that of our competitors. We believe issuers of “high-yield” debt securities also present Adjusted EBITDA because investors, analysts and rating agencies consider it useful in measuring the ability of those issuers to meet debt service obligations. We further believe that the disclosure of Adjusted EBITDA is useful to investors as this non-GAAP measure forms the basis of how our executive team and Board of Directors evaluate our performance. By disclosing Adjusted EBITDA, we believe that we create for investors a greater understanding of, and an enhanced level of transparency into, the means by which our management team operates our company. Adjusted EBITDA is not a measure presented in accordance with U.S. GAAP and our use of the term Adjusted EBITDA may vary from that of others in our industry. Adjusted EBITDA should not be considered as an alternative to net income (loss), operating income (loss), revenues or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or liquidity.

In addition, Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Because of these limitations, Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We attempt to compensate for these limitations by relying primarily upon our U.S. GAAP results and using Adjusted EBITDA as supplemental information only.

Adjusted EBITDA has important limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. For example, Adjusted EBITDA:

- excludes certain tax payments that may represent a reduction in cash available to us;

- does not reflect any cash capital expenditure requirements for the assets being depreciated and amortized that may have to be replaced in the future;

- does not reflect changes in, or cash requirements for, our working capital needs; and

- does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt.

We believe that Adjusted EBITDA is a useful financial metric to assess our operating performance from period to period by excluding certain items that we believe are not representative of our core business. We rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our management team in connection with our executive compensation and bonus plans. We also review Adjusted EBITDA to compare our current operating results with prior periods and with the operating results of other companies in our industry. In addition, we utilize Adjusted EBITDA as an assessment of our overall liquidity and our ability to meet our debt service obligations.

Adjusted EBITDA for Syniverse is determined by adding the following items to net income (loss): other income (expense), net, provision for (benefit from) income taxes, depreciation and amortization, restructuring expenses, non-cash stock compensation, acquisition related expenses including acquisition, transition and integration costs, the Carlyle transaction and merger expenses and the Carlyle annual management fee including related expenses.

Adjusted EBITDA for MACH is determined by adding the following items to net income (loss): other income (expense), net, provision for (benefit from) income taxes, depreciation and amortization, restructuring expenses, financing and transaction related expenses, impairment loss, loss from discontinued operations and loss from abandonment.

Pro Forma Adjusted EBITDA is determined by adding the Adjusted EBITDA for Syniverse to the Adjusted EBITDA for MACH for the periods presented. A reconciliation of Adjusted EBITDA to net income (loss), the closest GAAP financial measure to Adjusted EBITDA, for MACH is presented above. A reconciliation of Adjusted EBITDA to net income (loss), the closest GAAP financial measure to Adjusted EBITDA, for Syniverse is presented in the table below.

Syniverse Adjusted EBITDA Reconciliation

($ in millions)
	Fiscal Year End December 31,			Nine Months Ended September 30,		LTM
	2009	2010	2011	2011	2012	9/30/2012
Net income (loss)	$65.7	$92.6	$(50.4)	$(48.2)	$6.2	$4.0
Other income (expense), net	27.6	24.3	116.6	87.9	85.6	114.4
Provision for (benefit from) income taxes	40.5	52.7	(30.6)	(25.6)	(5.5)	(10.4)
Depreciation and amortization	60.4	75.9	198.9	145.2	131.7	185.4

EBITDA	$194.2	$245.5	$234.5	$159.2	$218.1	$293.3

Restructuring expenses	2.6	2.0	6.2	2.5	0.6	4.3
Non-cash stock compensation	7.9	12.9	8.4	5.4	5.0	8.0
Acquisition, integration and other expenses	11.5	3.6	3.0	2.6	13.7	14.0
Carlyle transaction and merger expenses	—	4.3	87.8	87.8	—	—
Management fees (1)	—	—	3.7	2.8	2.4	3.3

Adjusted EBITDA	$216.2	$268.2	$343.4	$260.2	$239.7	$322.9

1.	Reflects the annual management fee paid to Carlyle.

☐ Restructuring expenses: Syniverse undertook cost rationalization plans during December 2009. These costs were primarily related to the reduction in workforce in Asia Pacific and elimination of certain redundant positions in Europe and North America.

☐ Non-cash stock compensation: Syniverse maintains stock compensation plans for its employees and non-employee directors.

☐ Acquisition, integration and other expenses: Syniverse acquired the wireless data clearing and financial settlement business (BSG Wireless) during December 2007. The integration of BSG was completed by December 2009. A portion of the integration cost was realized during FY 2009. Syniverse acquired the messaging business of VeriSign, Inc. (VM3) on October 23, 2009. Certain costs were incurred by the Company related to the acquisition and integration of this business. A portion of the integration costs were realized during FY 2010 and FY 2011. During FY 2012, Syniverse incurred legal and advisory costs related to business development activities, including costs related to the Acquisition.

Forward Looking Statements

This report contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). These statements express Syniverse’s current expectation of future events or its future performance and do not relate directly to historical or current events. As such, Syniverse’s future actions and related results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this report, possibly to a material degree. Syniverse can offer no assurance that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term goals will be realized. Specifically, completion of the acquisition of MACH is subject to regulatory approval by competition authorities in several jurisdictions, most notably the European Commission in the European Union. The regulatory review process is on-going and may result in the regulatory authorities imposing conditions to the approval of the acquisition. These conditions could have the effect of imposing additional costs, limiting the Company’s revenues, requiring divestitures or other operating restrictions, any of which may reduce the anticipated benefits of the acquisition. Syniverse can offer no assurance that the Transaction will be approved or consummated on the terms or within the timeframe that Syniverse currently contemplates, if at all. All forward-looking statements included in this report speak only as of the date made, and, except as required by law, Syniverse undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: January 22, 2013

SYNIVERSE HOLDINGS, INC.
(Registrant)

By:	/s/ David W. Hitchcock
	Name:	David W. Hitchcock
	Title:	Chief Financial and Administrative Officer